AMENDMENT  OF  SOLICITATION/MODIFICATION  OF  CONTRACT           PAGE  OF  PAGES
                                                                     1   of    3
1.  CONTRACT  ID  CODE  -  U  -  CPFF
2.  AMENDMENT/MODIFICATION  NO  -  P00001
3.  EFFECTIVE  DATE  -  08 SEP 2004
4.  REQUISITION/PURCHASE  REQ.NO.
5.  PROJECT  NO  (If  applicable)
6.  ISSUED  BY  AFRL/PK8VV  CODE  FA9453
     DET  8  AF  RESEARCH  LABORATORY
     DIRECTORATE  OF  CONTRACTING\PK
     2551 MAXWELL  AVE  SE
     KIRTLAND  AFB  ,  NM  87117-5773
     SALLY M. WALTON  (505)  846-7201
     sally.walton@kirtland.af.mil
7.  ADMINISTERED  BY  (If  other  than  Item  6)  CODE  S0514A
     DCMA  SAN  DIEGO
     7675  DAGGET  ST  SUITE  200
     SAN  DIEGO  CA  92111-2241
     SAN_DIEGO@DCMA.MIL
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) SPACEDEV, INC
     13855  STOWE  DR
     POWAY  CA  92064
     (858)  375-2030
     CODE  1J2T1  FACILITY  CODE
(X)  9A.  AMENDMENT  OF  SOLICITATION  NO.
( )  9B.  DATED  (SEE  ITEM  11)

     10A.  MODIFICATION  OF  CONTRACT/ORDER  NO.  FA9453-04-C-0159
X
     10B.  DATED  (SEE  ITEM  13)  -  23  AUG  2004

11.  THIS  ITEM  ONLY  APPLIES  TO  AMENDMENTS  OF  SOLICITATIONS
[  ]  The  above  numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offersubmitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING  AND  APPROPRIATION  DATA  (If  required)  -  SEE  SCHEDULE
13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     (X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (____) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. ITEM 10A.
     ( ) B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
     (X)  C.  THIS  SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
     OF:  52.243-2,  Alt  V  Changes  --  Cost  Reimbursement
     (  )  D.  OTHER  (Specify  type  of  modification  and  authority)
     E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

          Replacement of CDRL A001 and A004 with an updated copy, change of report delivery dates and prinicpal investigator.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME  AND  TITLE  OF  SIGNER  (Type  or  print)
15B.  CONTRACTOR/OFFEROR
             /s/ Richard B. Slansky, CFO
             ---------------------------
             (Signature  of  person  authorized  to  sign)
15C.  DATE  SIGNED
      16 SEP 2004
16A.  NAME  AND  TITLE  OF  SIGNER  (Type  or  print)
            F. TAPIA
            Contracting  Officer
16B.  UNITED  STATES  OF  AMERICA
     BY:  /s/ F TAPIA
     -------------------------
    (Signature  of  Contracting  Officer)
16C.  DATE  SIGNED
      28 SEPT 04

NSN  7540-01-152-8070     30-105                 STANDARD  FORM  30  (REV.10-83)

                                   PAGE

SCHEDULE  OF  CHANGES


1. PURPOSE: The purpose of this no-cost bilateral modification to the contract is to:

     a.  Change  H032  "Prinicpal  Investigator  (MAR  1998).

     b. Replace CDRLs A001 and A004 with an updated copy. (Block 16; Delivery of reports is corrected.)

     c.  Correct  delivery  dates  for  CLIN  0002.

2.  CONTRACT  VALUE:  There  is  no  change  to  the  contract  amount.

3. ALLOTTED AMOUNT: There is no change to the amount currently allotted to the contract.

4.  CHANGES  TO  THE  CONTRACT:

     a. Part I - THE SCHEDULE, SECTION H - SPECIAL CONTRACT REQUIREMENTS is changed as follows:
         "The SpaceDev Principal Investigator for this effort is MR. ASSI FRIEDMAN. No substitution shall be made without the prior written approval of the Air Force Procuring Contracting Officer (PCO)."

     b. PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS, SECTION J - LIST OF ATTACHMENTS, EXHIBIT A, CDRL A001 and A004 is changed as follows:

          Replace CDRL A001 and A004, dated 08 June 04 with new CDRLs A001 AND A004, DATED 08 JUNE 04 (REVISION 1), attached.

     c. Part 1- THE SCHEDULE, SECTION F - DELIVERIES OR PERFORMANCE is changed as follows:

                                            SHIP     MARK       TRANS
ITEM     SUPPLIES  SCHEDULE  DATA     QTY     TO     FOR        PRI        DATE
----     ------------------------     ---     --     ---        ---        ----

0002                                   1     FA9453  FA9453       28  FEB  2006

          Noun:                        DATA  AND  REPORTS
          ACRN:                        U
          Descriptive  Data:
          ALL DATA AND REPORTS SHALL BE DELIVERED IN ACCORDANCE WITH SECTION J, EXHIBIT A, CONTRACT DATA REQUIREMENTS LIST (CDRL), DD FORM 1423-1, ITEMS A001 - A005 AND B001, DATED 8 JUN 2004.

THE  TECHNICAL  PERIOD  OF  PERFORMANCE  ENDS  30  NOV  2005.

THE CONTRACTOR SHALL DELIVER THE DRAFT VERSION OF THE SCIENTIFIC AND TECHNICAL REPORT NLT 31 DEC 2005.

THE  GOVERNMENT  SHALL  PROVIDE  COMMENTS  ON THE DRAFT SCIENTIFIC AND TECHNICAL
REPORT  TO  THE  CONTRACTOR  NLT  31  JAN  2006.

THE CONTRACTOR SHALL DELIVER THE FINAL VERSION OF THE SCIENTIFIC AND TECHNICAL REPORT NLT 28 FEB 2006.

THE FINAL SUCCESS STORY AND MARKETING STRATEGY REPORT AND DD FORM 882 PATENT REPORT, SHALL BE DELIVERED NLT 28 FEB 2006.

                                                         FA9453-04-C-0159 P00001
                                                         -----------------------
                                                                     PAGE 2 OF 3

SCHEDULE  OF  CHANGES


                                            SHIP     MARK       TRANS
ITEM     SUPPLIES  SCHEDULE  DATA     QTY     TO     FOR        PRI        DATE
----     ------------------------     ---     --     ---        ---        ----

0003                                    1     FA9453  FA9453      28  FEB  2006

          Noun:                         SMALL  SATELLITE  BUS  TECHNOLOGIES
          ACRN:                         U
          Descriptive  Data:
          THE CONTRACTOR SHALL DELIVER HARDWARE IN ACCORDANCE WITH THE STATEMENT OF WORK ENTITLED "SMALL SATELLITE BUS TECHNOLOGIES", AS PER SECTION C, CLAUSE C003, INCORPORATED DOCUMENTS/REQUIREMENTS (APR 1998).

          HARDWARE  TO  BE  DELIVERED:  SPACECRAFT  SIMULATOR

          HARDWARE  SHALL  BE  DELIVERED  TO  AFRL/PSLS  28  FEB  2006.



5. All other terms and conditions remain unchanged as a result of this modification.




                                                         FA9453-04-C-0159 P00001
                                                         -----------------------
                                                                     PAGE 3 OF 3